UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 26, 2020

Lonestar Resources US Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
111 Boland Street, Suite 301
Fort Worth, Texas 76107
(Address of principal executive office) (Zip Code)
(817) 921-1889
(Registrants’ telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting held on May 26, 2020, a total of 19,195,539 shares of the Company’s Class A Voting Common Stock were present in person or represented by proxy, representing approximately 76 percent of the Company’s outstanding Class A Voting Common Stock as of the March 31, 2020 record date. There were also 102,585 shares of Series A-1 Preferred Stock represented at the meeting, representing 100 percent of the Company’s outstanding Series A-1 Preferred Stock as of the record date, voting on an as-converted basis on all matters before the 2020 Annual Meeting, resulting in an aggregate of 42,368,095 shares of Class A Common Stock entitled to vote at the 2020 Annual Meeting. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 16, 2020.

Proposal 1 - Election of the Company’s directors to serve until the 2021 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified.

NOMINEE	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
Frank D. Bracken, III	27,244,023	4,784,876	13,228	4,250,912
Henry B. Ellis	26,851,582	5,175,394	15,151	4,250,912
Daniel R. Lockwood	27,259,668	4,764,712	17,747	4,250,912
Matthew B. Ockwood	26,969,708	4,771,036	301,383	4,250,912
Stephen H. Oglesby	26,849,396	5,175,084	17,647	4,250,912
Phillip Z. Pace	27,102,440	4,770,762	168,925	4,250,912
John H. Pinkerton	26,701,343	5,320,663	20,121	4,250,912
Randy L. Wolsey	27,259,485	4,760,708	21,934	4,250,912

Proposal 2 - Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

Votes FOR	Votes AGAINST	Votes ABSTAINED
32,634,045	3,634,047	24,947

Based on the foregoing votes, Frank D. Bracken, III, Henry B. Ellis, Daniel R. Lockwood, Matthew B. Ockwood, Stephen H. Oglesby, Philip Z. Pace, John H. Pinkerton and Randy L. Wolsey were elected as directors, and Proposal 2 was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lonestar Resources US Inc.

May 28, 2020	/s/ Frank D. Bracken, III
Frank D. Bracken, III
Chief Executive Officer